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                                                                   EXHIBIT 99.08


                          REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of November 8, 2002, by and among XCEL ENERGY INC., a Minnesota corporation, with headquarters located at 800 Nicollet Mall, Minneapolis, MN 55401 (the "Company"), and the undersigned buyers (each, a "BUYER" and collectively, the "BUYERS").

         WHEREAS:

         A. In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the "SECURITIES PURCHASE AGREEMENT"), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to each Buyer convertible notes of the Company (the "FIRST NOTES"), which will be convertible into shares of the Company's common stock, par value $2.50 per share (the "COMMON STOCK") (as converted, the "FIRST CONVERSION SHARES") in accordance with the terms of the First Notes; and

         B. In connection with the Securities Purchase Agreement, each Buyer has the right, upon the terms and subject to the conditions of the Securities Purchase Agreement, to require the Company to issue and sell to such Buyer convertible notes of the Company (the "FIRST CALL NOTES"), which will be convertible into shares of Common Stock (as converted, the "FIRST CALL CONVERSION SHARES") in accordance with the terms of the First Call Notes; and

         C. In connection with the Securities Purchase Agreement, the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to each Buyer convertible notes of the Company (the "SECOND NOTES"), which will be convertible into shares of Common Stock (as converted, the "SECOND CONVERSION SHARES") in accordance with the terms of the Second Notes; and

         D. In connection with the Securities Purchase Agreement, each Buyer has the right, upon the terms and subject to the conditions of the Securities Purchase Agreement, to require the Company to issue and sell to such Buyer convertible notes of the Company (the "SECOND CALL NOTES"), which will be convertible into shares of Common Stock (as converted, the "SECOND CALL CONVERSION SHARES") in accordance with the terms of the Second Call Notes; and

         E. In connection with the Securities Purchase Agreement, each Buyer may be required to purchase, upon the terms and subject to the conditions of the Securities Purchase Agreement, and the Company may issue and sell to each Buyer convertible notes of the Company (the "THIRD NOTES"), which will be convertible into shares of Common Stock (as converted, the "THIRD CONVERSION SHARES") in accordance with the terms of the Third Notes; and

         F. In connection with the Securities Purchase Agreement, each Buyer may have the right, upon the terms and subject to the conditions of the Securities Purchase Agreement, to require the Company to issue and sell to such Buyer convertible notes of the Company (the "THIRD CALL NOTES"), which will be convertible into shares of Common Stock (as converted, the "THIRD CALL CONVERSION SHARES") in accordance with the terms of the Third Call Notes; and




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         G. In connection with the First Notes and the Second Notes, each Buyer may have the right, upon the terms and subject to the conditions of the First Notes and the Second Notes, respectively, to require the Company to issue to such Buyer shares of Common Stock in connection with a Company Optional Redemption (as defined in First Notes and the Second Notes) (the "COMPANY CALL CONVERSION SHARES") in accordance with the terms of the First Notes and Second Notes; and

         H. To induce each Buyer to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 ACT"), and applicable state securities laws.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Buyer hereby agree as follows:

         1. DEFINITIONS.

                  As used in this Agreement, the following terms shall have the following meanings:

                  (a) "COVERED SECURITIES" means the Notes and the Company Call Conversion Shares.

                  (b) "FIRST CALL REGISTRABLE SECURITIES" means the First Call Conversion Shares issued or issuable upon conversion of the First Call Notes and any shares of capital stock issued or issuable with respect to the First Call Conversion Shares or the First Call Notes as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitation on conversions of the First Call Notes.

                  (c) "FIRST CALL REGISTRATION STATEMENT" means a registration statement or registration statements of the Company filed under the 1933 Act covering the First Call Registrable Securities and Second Call Registrable Securities.

                  (d) "FIRST REGISTRABLE SECURITIES" means the First Conversion Shares issued or issuable upon conversion of the First Notes and any shares of capital stock issued or issuable with respect to the First Conversion Shares or the First Notes as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitation on conversions of the First Notes.

                  (e) "FIRST REGISTRATION STATEMENT" means a registration statement or registration statements of the Company filed under the 1933 Act covering the First Registrable Securities, the Second Registrable Securities and the Third Registrable Securities.

                  (f) "INVESTOR" means a Buyer, any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.




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

                  (g) "MANDATORY EFFECTIVE DATE" means the First Mandatory Effective Date, the First Call Mandatory Effective Date, the Third Call Mandatory Effective Date and the Redemption Mandatory Effective Date (each as defined below), as applicable.

                  (h) "MANDATORY FILING DATE" means the First Mandatory Filing Date, the First Call Mandatory Filing Date, the Third Call Mandatory Filing Date and the Redemption Mandatory Filing Date (each as defined below), as applicable.

                  (i) "NOTES" means the First Notes, the First Call Notes, the Second Notes, the Second Call Notes, the Third Notes and the Third Call Notes.

                  (j) "PERSON" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

                  (k) "REDEMPTION REGISTRABLE SECURITIES" means the Company Call Conversion Shares and any shares of capital stock issued or issuable with respect to the Company Call Conversion Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise.

                  (l) "REDEMPTION REGISTRATION STATEMENT" means a registration statement or registration statements of the Company filed under the 1933 Act covering the Redemption Registrable Securities.

                  (m) "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

                  (n) "REGISTRABLE SECURITIES" means the First Registrable Securities, the First Call Registrable Securities, the Second Registrable Securities, the Second Call Registrable Securities, the Third Registrable Securities, the Third Call Registrable Securities and the Redemption Registrable Securities; provided, however, that any such Registrable Securities shall cease to be Registrable Securities when (a) a Registration Statement with respect to the sale of such securities becomes effective under the 1933 Act and such securities are disposed of in accordance with such Registration Statement, (b) such securities are sold in accordance with Rule 144 (or any successor provision) under the 1933 Act or (c) such securities become transferable without any restrictions in accordance with Rule 144(k) (or any successor provision) under the 1933 Act.

                  (o) "REGISTRATION STATEMENT" means the First Registration Statement, the First Call Registration Statement, the Third Call Registration Statement or the Redemption Registration Statement, as applicable.




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

                  (p) "SECOND CALL REGISTRABLE SECURITIES" means the Second Call Conversion Shares issued or issuable upon conversion of the Second Call Notes and any shares of capital stock issued or issuable with respect to the Second Call Conversion Shares or the Second Call Notes as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitation on conversions of the Second Call Notes.

                  (q) "SECOND REGISTRABLE SECURITIES" means the Second Conversion Shares issued or issuable upon conversion of the Second Notes and any shares of capital stock issued or issuable with respect to the Second Conversion Shares or the Second Notes as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitation on conversions of the Second Notes.

                  (r) "THIRD CALL REGISTRABLE SECURITIES" means the Third Call Conversion Shares issued or issuable upon conversion of the Third Call Notes and any shares of capital stock issued or issuable with respect to the Third Call Conversion Shares or the Third Call Notes as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitation on conversions of the Third Call Notes.

                  (s) "THIRD CALL REGISTRATION STATEMENT" means a registration statement or registration statements of the Company filed under the 1933 Act covering the Third Call Registrable Securities.

                  (t) "THIRD REGISTRABLE SECURITIES" means the Third Conversion Shares issued or issuable upon conversion of the Third Notes and any shares of capital stock issued or issuable with respect to the Third Conversion Shares or the Third Notes as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitation on conversions of the Third Notes.


Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

         2. REGISTRATION.

                  (a) Mandatory Registration.

         (i) First Mandatory Registration. The Company shall prepare, and, as soon as practicable but in no event later than 130 days after the First Closing Date (as defined in the Securities Purchase Agreement), subject to extension for any Allowable Grace Period (as defined in Section 3(t)) (the "FIRST MANDATORY FILING DATE"), file with the SEC a First Registration Statement or First Registration Statements (as is necessary) on Form S-3 covering the resale of all of the First Registrable Securities, the Second Registrable Securities and the Third Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(d). The initial First Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the product of (x) 1.15 and (y) the number of First Registrable Securities, Second Registrable Securities and Third Registrable Securities calculated as of the trading day immediately preceding the date that the First Registration Statement is initially filed with the SEC. The Company shall use its best efforts to have the First






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         Registration Statement declared effective by the SEC as soon as practicable, but in no event later than 180 days after the First Closing Date, subject to extension for any Allowable Grace Period (as defined in Section 3(t)) (the "MANDATORY EFFECTIVE DATE").

         (ii) First Call Mandatory Registration. The Company shall prepare, and, as soon as practicable but in no event later than 30 days after a First Call Closing Date or a Second Call Closing Date (each as defined in the Securities Purchase Agreement), subject to extension for any Allowable Grace Period (as defined in Section 3(t)) (the "FIRST CALL MANDATORY FILING DATE"), file with the SEC a First Call Registration Statement or First Call Registration Statements (as is necessary) on Form S-3 covering the resale of all of the First Call Registrable Securities and Second Call Registrable Securities then issued or issuable in connection with outstanding Notes. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(d). Each First Call Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the product of (x) 1.15 and (y) the number of First Call Registrable Securities and Second Call Registrable Securities (not covered by a previously-filed Registration Statement) calculated as of the trading day immediately preceding the date that the First Call Registration Statement is initially filed with the SEC. The Company shall use its best efforts to have the First Call Registration Statement declared effective by the SEC as soon as practicable, but in no event later than 90 days after each First Call Closing Date, subject to extension for any Allowable Grace Period (as defined in Section 3(t)) (a "FIRST CALL MANDATORY EFFECTIVE DATE").

         (iii) Third Call Mandatory Registration. The Company shall prepare, and, as soon as practicable but in no event later than 30 days after a Third Call Closing Date (as defined in the Securities Purchase Agreement), subject to extension for any Allowable Grace Period (as defined in Section 3(t)) (the "THIRD CALL MANDATORY FILING DATE"), file with the SEC a Third Call Registration Statement or Third Call Registration Statements (as is necessary) on Form S-3 covering the resale of all of the Third Call Registrable Securities then issued or issuable in connection with outstanding Notes. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(d). Each Third Call Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the product of (x) 1.15 and (y) the number of Third Call Registrable Securities (not covered by a previously-filed Registration Statement) calculated as of the trading day immediately preceding the date that the Third Call Registration Statement is initially filed with the SEC. The Company shall use its best efforts to have the Third Call Registration Statement declared effective by the SEC as soon as practicable, but in no event later than 90 days after the Third Call Closing Date, subject to extension for any Allowable Grace Period (as defined in Section 3(t)) (the "THIRD CALL MANDATORY EFFECTIVE DATE").

         (iv) Redemption Mandatory Registration. The Company shall prepare, and, as soon as practicable but in no event later than 30 days after the Company Optional Redemption Date (as defined in the First Notes), subject to extension for any Allowable Grace Period (as defined in Section 3(t)) (the "REDEMPTION MANDATORY FILING DATE"), file with the SEC a Redemption Registration Statement or Redemption Registration Statements (as is necessary) on Form S-3 covering the resale of all of the Redemption Registrable






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

         Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(d). The initial Redemption Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the product of (x) 1.00 and (y) the number of Redemption Registrable Securities calculated as of the trading day immediately preceding the date that the Redemption Registration Statement is initially filed with the SEC. The Company shall use its best efforts to have the Redemption Registration Statement declared effective by the SEC as soon as practicable, but in no event later than 90 days after the Redemption Closing Date, subject to extension for any Allowable Grace Period (as defined in Section 3(t)) (the "REDEMPTION MANDATORY EFFECTIVE DATE").

                  (b) Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and each increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of applicable Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is last filed with the SEC. In the event that an Investor sells or otherwise transfers any of such Person's Registrable Securities included in any Registration Statement in accordance with the terms of this Agreement, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any applicable Registrable Securities shall be allocated to the remaining Investors, pro rata based on the number of applicable Registrable Securities then held by such Investors.

                  (c) Legal Counsel. Subject to Section 5 hereof, the Buyers holding a majority of the Registrable Securities shall have the right to select one legal counsel to review the Registration Statement, any correspondence with the SEC relating thereto and any other relevant matters in connection with any offering pursuant to this Section 2 ("LEGAL COUNSEL"), which shall be Schulte Roth & Zabel LLP or such other counsel as thereafter designated by the holders of a majority of Registrable Securities. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations under this Agreement.

                  (d) Eligibility for Form S-3. The Company represents and warrants that it does not currently meet the requirements for use of Form S-3 for registration of the resale of the Registrable Securities, but does meet the requirements for the use of Form S-1 for registration of the resale of the Registrable Securities. At any time while this Agreement is in effect, in the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form, reasonably acceptable to the holders of a majority of the Registrable Securities, and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

                  (e) Sufficient Number of Shares Registered. In the event that the number of shares available under (i) a Registration Statement filed pursuant to Section 2(a) together with (ii) any Registration Statements filed pursuant to this Section 2(e) is insufficient to cover the






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resale of 100% of the Registrable Securities required to be covered by such
Registration Statement or an Investor's allocated portion of the registered shares pursuant to Section 2(b), the Company shall, subject to Section 3(t), amend any such Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least 100% of the Registrable Securities calculated as of the trading day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than 15 days after the necessity therefor arises. The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

         3. RELATED OBLIGATIONS.

         In connection with the Company's obligation to file a Registration Statement with the SEC pursuant to Section 2(a) or 2(e), the Company shall have the following obligations:

                  (a) The Company shall submit to the SEC, within two (2) Business Days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request. The Company shall keep a particular Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which all the Investors are eligible to sell all of the Registrable Securities pursuant to Rule 144(k) under the 1933 Act (or any successor thereto) or (ii) the date the Investors have sold all the Covered Securities and Registrable Securities pursuant to an effective Registration Statement (the "REGISTRATION PERIOD"). The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not, when it becomes effective, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                  (b) Subject to Section 3(t), the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 ACT"), the Company shall have incorporated such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement. Without limiting the generality of the obligation set forth in this Section 3(b), the Company shall, from time to time as may be required by applicable laws, file a supplement to the prospectus included in a Registration Statement which updates the







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information contained in the Registration Statement relating to (i) the aggregate principal amount of Registrable Securities outstanding, (ii) the conversion price of the Registrable Securities, (iii) the total number of shares of Common Stock issuable upon conversion of all outstanding Registrable Securities, (iv) the number of shares of Common Stock beneficially owned by each Investor whose shares are included in the Registration Statement, and (v) the number of shares of Common Stock being offered by each Investor whose shares are included in the Registration Statement. The Company shall file any such supplement with the SEC under Rule 424(b)(3) of the 1933 Act, or if the supplement may not be filed under Rule 424(b)(3) of the 1933 Act, then under such other applicable provisions of the 1933 Act.

                  (c) The Company shall permit Legal Counsel to review and comment upon a Registration Statement and all amendments and supplements thereto at least five (5) Business Days prior to their filing with the SEC, and not file any document in a form to which Legal Counsel reasonably objects in writing prior to the filing date. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld. The Company shall furnish to Legal Counsel, without charge, (i) any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto.

                  (d) The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (ii) upon the effectiveness of any Registration Statement, ten copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

                  (e) The Company shall use its best efforts to (i) register and qualify, unless an exemption from registration or qualification applies, all the Registrable Securities covered by a Registration Statement under all securities or "blue sky" laws of such jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period,
(iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and
(iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the






                                       8
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Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

                  (f) The Company shall (i) notify Legal Counsel and each Investor in writing (provided that in no event shall such notice include any material, nonpublic information) as promptly as practicable upon its discovery that the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and (iii) deliver ten copies of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel and each Investor in writing (provided that in no event shall such notice include any material, nonpublic information)
(x) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile on the same day of such effectiveness and by overnight mail), (y) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (z) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

                  (g) The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify (provided that in no event shall such notification include any material, nonpublic information) Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

                  (h) At the request of any Investor to satisfy its obligations, if any, in connection with offerings under the 1933 Act, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investors, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

                  (i) At the reasonable request of an Investor, the Company shall make available for inspection by (i) a single representative of the Investors, (ii) Legal Counsel and (iii) one firm of accountants retained by the Investors (collectively, the "INSPECTORS") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably deemed necessary by such Inspector to satisfy its due diligence investigation under the 1933 Act, and cause the Company's officers,






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

directors and employees to supply all information which any Inspector may reasonably request that is customarily supplied in connection with such a transaction; provided, however, that each Inspector shall hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless
(a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

                  (j) The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless
(i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement or (v) such information has been made available to the Company by a third party in good faith and not under or in breach of a requirement of confidentiality. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                  (k) The Company shall use its best efforts either to (i) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or
(ii) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on the Nasdaq National Market System or, if, despite the Company's best efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in satisfying the preceding clause (i) or (ii), to secure the inclusion for quotation on The Nasdaq SmallCap Market for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

                  (l) The Company shall cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

                  (m) The Company shall provide a transfer agent and registrar of all such Registrable Securities not later than the effective date of the applicable Registration Statement.

                  (n) If requested by an Investor, the Company as promptly as practicable shall: (i) incorporate in a prospectus supplement or post-effective amendment to the extent required by the 1933 Act such information as an Investor requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor, the persons selling the Registrable Securities and any other terms of the offering of the Registrable Securities; (ii) make all required filings of such prospectus supplement or post-effective amendment promptly after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by a holder of such Registrable Securities.

                  (o) The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary to consummate the disposition of such Registrable Securities.

                  (p) The Company shall make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

                  (q) The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

                  (r) Within two (2) Business Days after any Registration Statement which includes the applicable Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

                  (s) The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

                  (t) Notwithstanding anything in this Agreement to the contrary, the Company shall have the right to defer filing any Registration Statement or, at any time after a Registration Statement has been filed with the SEC, the Company may suspend sales under any such filed Registration Statement or delay the disclosure of material, nonpublic information concerning the Company, if in the good faith opinion of the Board of Directors of the Company, after consultation with its outside counsel to be certain that any such disclosure is not required, it is in the best interest of the Company to do so (a "GRACE PERIOD"); provided, that the Company shall promptly (i) notify each Investor in writing of the existence of material, nonpublic information giving rise to a Grace Period (provided that in no event shall such notice include any material, nonpublic information) and the date on which the Grace Period will begin, and (ii) notify each Investor in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed 10 consecutive days and during any 365 day period such Grace Periods shall not exceed an aggregate of 30 days (an "ALLOWABLE GRACE PERIOD"). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date that each Investor receives the notice referred to in clause (i) above and shall end on the date for which the Company provides the notice referred to in clause (ii) above (not to exceed 10 days). The provisions of Sections 2(a), 2(e), 3(a), 3(b), 3(g) and the first sentence of Section 3(f) hereof shall not be applicable during the period of any Allowable Grace Period. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of the notice of a Grace Period and for which the Investor has not yet settled.

         4. OBLIGATIONS OF THE INVESTORS.

                  (a) At least five (5) Business Days prior to the first anticipated filing date of a Registration Statement or an amendment thereto, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement or, with respect to an amendment or supplement, if such Investor's Registrable Securities are included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. If an Investor fails to provide the Company with the information so requested which the Company reasonably requires within five
(5) Business Days after the Investor's receipt of such request, then the applicable Mandatory Filing Date, Mandatory Effective Date and the 15-day period referred to in Section 2(e) shall be extended solely with respect to such Investor by one day for each day after such fifth (5th) Business Day that the Investor fails to provide such information; provided, however, that the failure of an Investor to timely provide such information pursuant to the Company's request shall not otherwise affect the Company's obligations under this Agreement to the other Investors; provided, further, however, that any Investor which fails to provide the Company with such information within the applicable time period set forth above in response to a request prior to the filing of a Registration Statement or amendment or supplement thereto shall bear the costs actually incurred by the Company of any additional Registration Statement or amendment(s) or supplement(s) thereto which the Company is required to file due solely to such failure.

                  (b) Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

                  (c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f) or notice from the Company of a Grace Period, such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f) or receipt of notice that no supplement or amendment is required or that the Grace Period has ended. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in
Section 3(g) or the first sentence of 3(f) or notice from the Company of a Grace Period and for which the Investor has not yet settled.

         5. EXPENSES OF REGISTRATION.

                  All reasonable expenses, other than underwriting discounts and brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company.

         6. INDEMNIFICATION.

                  In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                  (a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an "INDEMNIFIED PERSON"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "CLAIMS") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("INDEMNIFIED DAMAGES"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("BLUE SKY FILING"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading,
(iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any material violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, "VIOLATIONS"). Subject to Section 6(d), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) and the agreement with respect to contribution contained in Section 7: (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(d); (ii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(d); and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

                  (b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each an "INDEMNIFIED PARTY") against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(d), such Investor will reimburse any legal or other reasonable expenses incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

                  (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be. In any such proceeding, any Indemnified Person or Indemnified Party may retain its own counsel, but the fees and expenses of that counsel will be at the expense of that Indemnified Person or Indemnified Party, as the case may be, unless (i) the indemnifying party and the Indemnified Person or Indemnified Party, as applicable, shall have mutually agreed to the retention of that counsel, (ii) the indemnifying party does not assume the defense of such proceeding in a timely manner or (iii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the Indemnified Person or Indemnified Party, as applicable, and the indemnified party reasonably objects to such assumption on the ground that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party or another indemnifying party. The Company shall pay reasonable fees for only one separate legal counsel for the Investors, and such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

                  (d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

                  (e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

         7. CONTRIBUTION.

                  To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:
(i) no person involved in the sale of Registrable Securities which person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

         8. REPORTS UNDER THE 1934 ACT.

                  With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("RULE 144"), the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

                  (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the investors to sell such securities pursuant to Rule 144 without registration.


         9. ASSIGNMENT OF REGISTRATION RIGHTS.

                  The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such transfer or assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws;
(iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee provides the Company with a writing agreeing to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

         10. AMENDMENT OF REGISTRATION RIGHTS.

                  Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

         11. MISCELLANEOUS.

                  (a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                  (b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  If to the Company:

                  Xcel Energy Inc.
                  800 Nicollet Mall
                  Minneapolis, Minnesota
                  Telephone:        (612) 215-4505
                  Facsimile:        (612) 215-4501
                  Attention:        General Counsel

                  With a copy to:

                  Jones, Day, Reavis & Pogue
                  77 West Wacker
                  Chicago, Illinois  60601-1692
                  Telephone:        (312) 269-1519
                  Facsimile:        (312) 782-8585
                  Attention:        Peter D. Clarke, Esq.


                  If to Legal Counsel:

                  Schulte Roth & Zabel LLP
                  919 Third Avenue
                  New York, NY 10022
                  Telephone: (212) 756-2000
                  Facsimile: (212) 593-5955
                  Attention: Eleazer Klein, Esq.

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers attached hereto, with copies to such Buyer's representatives as set forth on the Schedule of Buyers to the Securities Purchase Agreement, or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause
(i), (ii) or (iii) above, respectively.

                  (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  (d) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting the City of Chicago, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection herewith or arising out of this Agreement or any transaction contemplated hereby.

                  (e) This Agreement, the Securities Purchase Agreement and the other Transaction Documents (as defined in the Securities Purchase Agreement) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Securities Purchase Agreement and the other Transaction Documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

                  (f) Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

                  (g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (h) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  (i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  (j) All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors holding a majority of the Registrable Securities. Any consent or other determination approved by Investors holding a majority of the Registrable Securities shall be binding on all Investors.

                  (k) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                  (l) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, each Buyer and the Company have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

COMPANY:                                               BUYERS:

XCEL ENERGY INC.                                       CITADEL EQUITY FUND LTD.
                                                       By: Citadel Limited Partnership, Portfolio Manager
                                                       By: GLB Partners, L.P., its General Partner
                                                       By: Citadel Investment Group, L.L.C., its General Partner
By:
   -------------------------------------
     Name:
     Title:   Chief Executive Officer                  By:
                                                          -----------------------------------------------------
                                                            Name:  Kenneth A. Simpler
                                                            Title: Managing Director

                                                       CITADEL CREDIT TRADING LTD.
                                                       By: Citadel Limited Partnership, Portfolio Manager
                                                       By: GLB Partners, L.P., its General Partner
                                                       By: Citadel Investment Group, L.L.C., its General Partner


                                                       By:
                                                          -----------------------------------------------------
                                                            Name:  Kenneth A. Simpler
                                                            Title: Managing Director

                                                       JACKSON INVESTMENT FUND LTD.
                                                       By: Citadel Limited Partnership, Portfolio Manager
                                                       By: GLB Partners, L.P., its General Partner
                                                       By: Citadel Investment Group, L.L.C., its General Partner


                                                       By:
                                                          -----------------------------------------------------
                                                            Name:  Kenneth A. Simpler
                                                            Title: Managing Director

                               SCHEDULE OF BUYERS




              BUYER                       ADDRESS AND FACSIMILE NUMBER
----------------------------------   ---------------------------------------


Citadel Equity Fund Ltd.             c/o Citadel Investment Group, L.L.C.
                                     225 West Washington Street
                                     Chicago, Illinois  60606
                                     Attention: Kenneth A. Simpler
                                     Facsimile: (312) 338-0780
                                     Telephone: (312) 696-2100


Citadel Credit Trading Ltd.          c/o Citadel Investment Group, L.L.C.
                                     225 West Washington Street
                                     Chicago, Illinois  60606
                                     Attention: Kenneth A. Simpler
                                     Facsimile: (312) 338-0780
                                     Telephone: (312) 696-2100


Jackson Investment Fund Ltd.         c/o Citadel Investment Group, L.L.C.
                                     225 West Washington Street
                                     Chicago, Illinois  60606
                                     Attention: Kenneth A. Simpler
                                     Facsimile: (312) 338-0780
                                     Telephone: (312) 696-2100

                                                                       EXHIBIT A
                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

[TRANSFER AGENT]
ATTN:
     -------------------------------

                  RE:      XCEL ENERGY INC.

Ladies and Gentlemen:

         We are counsel to XCEL ENERGY INC., a Minnesota corporation (the "COMPANY"), and have represented the Company in connection with that certain Securities Purchase Agreement (the "PURCHASE AGREEMENT") entered into by and among the Company and the buyers named therein (collectively, the "HOLDERS") pursuant to which the Company issued to the Holders convertible notes of the Company (the "Notes") convertible into shares of the Company's common stock, par value $2.50 per share (the "COMMON STOCK"). Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Notes, under the Securities Act of 1933, as amended (the "1933 ACT"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ___, 200__, the Company filed a Registration Statement on Form S-_ (File No. 333-_____________) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

         In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                         Very truly yours,

                                         [ISSUER'S COUNSEL]

                                         By:
                                            --------------------------------
cc:      [LIST HOLDERS]